Exhibit 99.2

This Statement on Form 4 is filed by AP Towers, LLC, Apollo Investment Fund V, L.P., Apollo Overseas Partners V, L.P., Apollo Netherlands Partners V (A), L.P., Apollo Netherlands V (B), L.P., Apollo German Partners V GmbH & Co. KG, Apollo Management V, L.P. and Apollo Advisors V, L.P. The principal business address of each of the Reporting Persons is Two Manhattanville Road, Purchase, New York 10577.

Name of Designated Filer:  AP Towers, LLC

Date of Event Requiring Statement:  February 11, 2004

Issuer Name and Ticker or Trading Symbol: SpectraSite, Inc. — SSI

AP TOWERS, LLC

By:	APOLLO MANAGEMENT V, L.P. as Manager

By:	AIF V MANAGEMENT, INC. Its General Partner

By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO INVESTMENT FUND V, L.P.

By:	APOLLO ADVISORS V, L.P. Its General Manager

By:	APOLLO CAPITAL MANAGEMENT V, INC. Its General Partner

By: /s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO OVERSEAS PARTNERS V, L.P.

By:	APOLLO ADVISORS V, L.P. Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC. Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO NETHERLANDS PARTNERS V (A), L.P.

By:	APOLLO ADVISORS V, L.P. Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC. Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO NETHERLANDS PARTNERS V (B), L.P.

By:	APOLLO ADVISORS V, L.P. Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC. Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO GERMAN PARTNERS V GmbH & CO. KG

By:	APOLLO ADVISORS V, L.P. Its General Manager

	By:	APOLLO CAPITAL MANAGEMENT V, INC. Its General Partner

		By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO MANAGEMENT V, L.P.

By:	AIF V MANAGEMENT, INC. Its General Manager

	By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President

APOLLO ADVISORS V, L.P.

By:	APOLLO CAPITAL MANAGEMENT V, INC. Its General Partner

	By:	/s/ Patricia M. Navis
Patricia M. Navis Vice President